UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------
                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of report (Date of earliest event reported) - March 25, 2008

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





        Delaware                       0-24414                   75-1638027

(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)





                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure


During RF Monolithics, Inc.'s (the Company's) second quarter Management Conference Call with investors on March 20, 2008, an investor and participant on the call asked the following question regarding the Company's General and Administrative Expenses:


The Question:


"What caused or resulted in the G&A going up, being up 25% for both the six months and the quarter?"


Management's response:

As reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the Commission) on Thursday, March 20, 2008, for the six months ended February 29, 2008 General and Administrative ("G&A") expenses were $2,830,000 compared with $2,270,000 for the six months ended February 28, 2007. This $560,000 increase does represent an increase of 25% year-over-year.

G&A expenses for the second quarter were $1,356,000 compared to $1,084,000 for the comparable quarter of the prior year. This 25% increase over the comparable period was primarily due to an increase in headcount in preparation for growth in our software and services business and our focus on Machine-to-Machine opportunities. Included are significant costs incurred in hiring and training the new personnel. These costs are classified as G&A expense.

Additionally, in the Company's Quarterly Report on Form 10-Q for its first quarter of fiscal 2008, ending November 30, 2007, we had reported the reasons for a 24% year over year increase in G&A expenses that occurred in the first quarter. Those reasons, together with the increase in headcount expense that occurred in our second quarter mentioned in the preceding paragraph, explain the year-to-date increase in G&A expense that occurred for the six months ended February 29, 2008 in comparison to the prior year-to-date period.


Further clarification and discussion will be provided in the Company's Management's Discussion and Analysis of Financial Condition and Results of Operations, all in the Form 10-Q for the quarterly period ended February 29, 2008. This 10-Q is expected to be filed on or about April 14, 2008.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RF MONOLITHICS, INC.




                                    By:      /s/ Harley E Barnes III
                                         ---------------------------------------
                                             Harley E Barnes III
                                             Chief Financial Officer




Date: March 25, 2008